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                                                                    EXHIBIT 23.4








                    Independent Certified Public Accountants,


                               dated May 14, 2003




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 of our report dated January 15, 2003, relating to the financial statements of Behringer Harvard REIT I, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas

May 14, 2003